                                                                       Exhibit 1

                                    AGREEMENT

      Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of HMT Technology Corporation.

      This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      EXECUTED this 10th day of February, 1999.

SUMMIT VENTURES IV, L.P.                           SUMMIT INVESTORS II, L.P.

By:   Summit Partners IV, L.P.                     By:  /s/ John A. Genest
                                                       ------------------------
                                                         General Partner
By:   Stamps, Woodsum & Co. IV
                                                   SUMMIT PARTNERS IV, L.P.
      By:                   *
         -------------------------
              E. Roe Stamps, IV                    By: Stamps, Woodsum & Co. IV
              General Partner
                                                         By:      *
SUMMIT VENTURES III, L.P.                                  --------------------
                                                            E. Roe Stamps, IV
                                                            General Partner
By:   Summit Partners III, L.P.
                                                   SUMMIT PARTNERS III, L.P.
By:   Stamps, Woodsum & Co. III
                                                   By: Stamps, Woodsum & Co. III
      By:           *
          ---------------------
              E. Roe Stamps, IV                          By:       *
              General Partner                               -------------------
                                                            E. Roe Stamps, IV
                                                            General Partner
SUMMIT SUBORDINATED DEBT FUND, L.P.
                                                   SUMMIT PARTNERS SD, L.P.
By:   Summit Partners SD, L.P.
                                                   By: Stamps, Woodsum & Co. III
By:   Stamps, Woodsum & Co. III
                                                         By:       *
                                                            -------------------
      By:            *                                      E. Roe Stamps, IV
        ------------------------                            General Partner
              E. Roe Stamps, IV
              General Partner


                              Page 27 of 39 Pages

STAMPS, WOODSUM & CO. III                                 *
                                                   ---------------------------
                                                   E. Roe Stamps, IV

By:                 *                                     *
     ---------------------                        -----------------------------
         E. Roe Stamps, IV                         Stephen G. Woodsum
         General Partner
                                                          *
                                                   ----------------------------
                                                   Gregory M. Avis
STAMPS, WOODSUM & CO. IV
                                                          *
                                                   ---------------------------
By:                *                               Martin J. Mannion
    ----------------------
      E. Roe Stamps, IV                             /s/ John A. Genest
      General Partner                              ----------------------------
                                                   John A. Genest

                                                           *
                                                   ---------------------------
                                                   Bruce R. Evans

                                                           *
                                                   ---------------------------
                                                   Walter G. Kortschak

                                                           *
                                                   ---------------------------
                                                   Thomas S. Roberts

                                                           *
                                                   ---------------------------
                                                   Joseph F. Trustey


                              Page 28 of 39 Pages

                                                   *By: /s/ John A. Genest
                                                       -----------------------
                                                         John A. Genest,
                                                         Attorney-in-fact
----------
* Pursuant to Powers of Attorney on file with the Commission, which Powers of Attorney are incorporated herein by reference. Copies of such Powers of Attorney are attached hereto as Exhibit 2.



                              Page 29 of 39 Pages